Total
Absolute Convertible Arbitrage Fund
Absolute Convertible Arbitrage Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Absolute Convertible Arbitrage Fund Institutional Shares
Management Fees	1.20%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.76%
Other Expenses	0.45%
Dividend and Interest Expense on Short Sales	0.31%	[1]
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.99%
Fee Waiver and/or Expense Reimbursement	(0.25%)	[2],[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.74%
[1]	Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. The dividend and interest expenses on short sales may be offset, at least in part, by the income earned on the cash proceeds of the short sales. Nevertheless, the Fund will bear the cost of the dividend and interest expenses on short sales. Please refer to the section entitled "Information Regarding Dividend and Interest Expenses on Short Sales" in the Prospectus.
[2]	Absolute Investment Advisers LLC ("Absolute") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.40% through August 1, 2021 (the "Expense Cap"). In addition, pursuant to the terms of the Expense Cap, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.20% when the Fund reaches $250 million in assets under management. Absolute may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.
[3]	The expense information has been restated to reflect current fees. Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to the restatement, and because the financial highlights do not include acquired fund fees and expenses.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

Expense Example	1 Year	3 Years	5 Years	10 Years
Absolute Convertible Arbitrage Fund | Institutional Shares | USD ($)	177	575	1,025	2,275